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

                             MONTHLY FINANCIAL REPORT FOR BUSINESS

FOR THE PERIOD BEGINNING:                  02/01/04                  AND ENDING :           02/29/04
                         -----------------------------------------              -----------------------------

Name of Debtor:          LaserSight Technologies, Inc.               Case Number:      6:03-bk-10370-ABB
                         -------------------------------------------            -----------------------------
Date of Petition:                          9/5/2003
                         -------------------------------------------

                                                                       CURRENT                CUMULATIVE
                                                                        MONTH             PETITION TO DATE
                                                                  ----------------        ----------------

   1.CASH AT BEGINNING OF PERIOD                                        472,859.18                    0.00
                                                                  -----------------       -----------------
   2.RECEIPTS:
     A.  Cash Sales
                                                                  -----------------       -----------------
           Less: Cash Refunds
                                                                  -----------------       -----------------
           Net Cash Sales                                                    0.00                     0.00
                                                                  -----------------       -----------------
     B.  Collection on Postpetition A/R                                357,551.39               698,773.27
                                                                  -----------------       -----------------
     C.  Collection on Prepetition A/R                                  30,557.85               474,086.83
                                                                  -----------------       -----------------
     D.  Other Receipts (Attach List)                                    5,647.33             1,355,414.94
                                                                  -----------------       -----------------
          (If you receive rental income,
           you must attach a rent roll.)
   3.TOTAL RECEIPTS                                                    393,756.57             2,528,275.04
                                                                  -----------------       -----------------

   4.TOTAL CASH AVAILABLE FOR
     OPERATIONS   (Line 1 + Line 3)                                    866,615.75             2,528,275.04
                                                                  -----------------       -----------------

   5.DISBURSEMENTS                                                           0.00
     A.  U.S. Trustee Quarterly Fees                                         0.00                 7,750.00
                                                                  -----------------       -----------------
     B.  Net Payroll                                                    91,875.17               601,111.88
                                                                  -----------------       -----------------
     C.  Payroll Taxes Paid                                             35,787.83               226,531.46
                                                                  -----------------       -----------------
     D. Sales and Use Taxes
                                                                  -----------------       -----------------
     E.  Other Taxes                                                         0.00                 5,736.22
                                                                  -----------------       -----------------
     F.  Rent                                                           17,141.08               106,786.46
                                                                  -----------------       -----------------
     G. Other Leases (Attachment 2)
                                                                  -----------------       -----------------
     H.  Telephone                                                       2,342.25                24,716.93
                                                                  -----------------       -----------------
     I.   Utilities                                                      4,021.16                14,992.06
                                                                  -----------------       -----------------
     J.  Travel & Entertainment                                          2,036.55                60,457.89
                                                                  -----------------       -----------------
     K. Vehicle Expenses
                                                                  -----------------       -----------------
     L.  Office Supplies                                                   283.09                26,552.98
                                                                  -----------------       -----------------
     M.  Advertising
                                                                  -----------------       -----------------
     N.   Insurance (Attachment 7)                                      26,638.54               220,501.18
                                                                  -----------------       -----------------
     O.  Purchases of Fixed Assets (Attach. 3)
                                                                  -----------------       -----------------
     P.  Purchases of Inventory (Attachment 3)                         255,897.48               705,942.72
                                                                  -----------------       -----------------
     Q.  Manufacturing Supplies                                         21,603.45                31,202.97
                                                                  -----------------       -----------------
     R.  Repairs & Maintenance                                           1,690.30                 3,504.08
                                                                  -----------------       -----------------
     S.  Payments to Secured Creditors                                  26,837.60                54,837.60
                                                                  -----------------       -----------------
     T.  Other Operating Expense                                        24,009.20                81,198.56
                                                                  -----------------       -----------------
                (Attach List)
6.   TOTAL CASH DISBURSEMENTS                                          510,163.70             2,171,822.99
                                                                  -----------------       -----------------

7.   ENDING CASH BALANCE   (Attachment 4)                              356,452.05               356,452.05
                                                                  -----------------       -----------------
      (Line 4 - Line 6)
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     I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief. This 29th day of October, 2003

                                         /s/ Danghui ("David") Liu
                                         -------------------------------------
                                         Danghui ("David") Liu, Vice President

Cautionary Statement Regarding Financial and Operating Data

The Company cautions readers not to place undue reliance upon the information contained herein. The Monthly Operating Report ("Operating Report") contains unaudited information, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report contains information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information may not be indicative of the Company's financial condition or operating results for the periods reflected in the Company's financial statements or in its reports pursuant to the Exchange Act and readers are cautioned to refer to the Exchange Act filings. Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act. Actual results for such periods may differ materially from the information contained in the Operating Report and the Company undertakes no obligation to update or revise the Operating Report.

The Operating Report, as well as other statements made by the Company, may contain forward-looking statements that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties, including, but not limited to, the Company's having filed for bankruptcy and factors relating to the Company's operations and the business environment in which the Company operates, which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the Company's ability to operate pursuant to its financing facility; the ability of the Company to obtain and maintain normal terms with its vendors and other service providers; the ability of the Company to attract, motivate and/or retain key executives and associates; and the ability of the Company to attract and retain customers. Other risk factors are listed from time to time in the Company's SEC reports, including, but not limited to the Annual Report on Form 10-K for the year ended December 31, 2002 and the quarterly report on Form 10-Q March 31, 2003. The Company's most recent fiscal quarter on file. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The Company cautions readers not to place reliance upon information contained in the Operating Report. The Operating Report contains financial statements and other financial information that have not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Operating Report is in a format prescribed by applicable bankruptcy laws and should not be used for investment purposes. There can be no assurance that the Operating Report is complete. The Operating Report contains information for periods different from those required in the Company's reports pursuant to the Exchange Act, and that information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act, and that information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Operating Report should not be viewed as indicative of future results. The Company also cautions readers to read the Cautionary Statement contained as part of the Operating Report.